BLACKROCK MULTI-STATE MUNICIPAL SERIES TRUST

BlackRock Pennsylvania Municipal Bond Fund

(the “Fund”)

Service Shares

Supplement dated December 26, 2017

to the Summary Prospectus and Prospectus, each dated September 28, 2017, as supplemented to date

Effective as of December 29, 2017, BlackRock Advisors, LLC (“BlackRock”) has agreed to adjust the cap on total expenses to reduce the net expenses paid by shareholders of the Fund. To achieve this expense cap, BlackRock has agreed to waive and/or reimburse fees and/or expenses if the Fund’s annual fund operating expenses, excluding certain expenses described in the prospectus, exceed a certain limit for the Fund’s Service Shares. Accordingly, effective December 29, 2017, the Fund’s Summary Prospectus and Prospectus are amended as follows:

The section of the Fund’s Summary Prospectus entitled “Key Facts About BlackRock Pennsylvania Municipal Bond Fund — Fees and Expenses of the Fund” and the section of the Fund’s Prospectus entitled “Fund Overview — Key Facts About BlackRock Pennsylvania Municipal Bond Fund — Fees and Expenses of the Fund” are deleted in their entirety and replaced with the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold Service Shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Service Shares
Management Fee[1,2]	0.52%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.33%
Interest Expense	0.17%
Miscellaneous Other Expenses	0.16%
Total Annual Fund Operating Expenses[1,3]	1.10%
Fee Waivers and/or Expense Reimbursements[2,4]	(0.14)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[2,4]	0.96%

[1]	The Management Fee has been restated to reflect current fees.
[2]	As described in the “Management of the Funds” section of the Fund’s prospectus beginning on page 32, BlackRock Advisors, LLC (“BlackRock”) has contractually agreed to waive the management fee with respect to any portion of the Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by BlackRock or its affiliates through September 30, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of BlackRock Multi-State Municipal Series Trust or by a vote of a majority of the outstanding voting securities of the Fund.
[3]	The Total Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets given in the Fund’s most recent annual report, which do not include the restatement of Management Fees to reflect current fees.
[4]

As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock has contractually agreed to waive and/or reimburse fees and/or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Interest Expense, Dividend Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) as a percentage of average daily net assets to 0.79% for Service Shares through September 30, 2019. This contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of BlackRock Multi-State Municipal Series Trust or by a vote of a majority of the outstanding voting securities of the Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$98	$336	$593	$1,328

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio.

The fifth paragraph in the section of the Prospectus entitled “Management of the Funds — BlackRock” is deleted in its entirety and replaced with the following:

BlackRock has contractually agreed to waive the management fee with respect to any portion of each Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by BlackRock or its affiliates. The contractual waiver is in effect through September 30, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of each Trust or by a vote of a majority of the outstanding voting securities of each Fund.

The section of the table immediately following the eighth paragraph in the section of the Prospectus entitled “Management of the Funds — BlackRock” as it relates solely to the Fund, is deleted in its entirety and replaced with the following:

Contractual Caps on Total Annual Fund Operating Expenses* (excluding Interest Expense, Dividend Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)[1]
Pennsylvania Fund
Service Shares	0.79%

*	As a percentage of average daily net assets.
[1]	The contractual caps are in effect through September 30, 2019. The contractual agreement may be terminated with respect to a Fund upon 90 days’ notice by a majority of the non-interested trustees of a Trust or by a vote of a majority of the outstanding voting securities of the Fund.

Shareholders should retain this Supplement for future reference.

PR2-PAMB-SVC-1217SUP